Exhibit 99.1

GCO Education Loan Funding Trust - I

Statements to Noteholders

For the period ending March 31, 2006

Pursuant to Article 12.04 of the Indenture of Trust, the following is provided to the trustee by the issuer. The information shown in this Statement has not been independently verified, however, it is believed that the information is accurate to the best of the issuer’s knowledge. In some circumstances, certain expenses have been accrued.

12.04 (a)       the amount of payments with respect to each series of Notes paid with respect to principal during the preceding month;

Principal
Class	Reduction
A-1AR Notes	$—
A-2AR Notes	—
A-3AR Notes	—
B-1AR Notes	—
A-1L Notes	—
A-4AR Notes	—
A-5AR Notes	—
B-2AR Notes	—
A-2L Notes	—
A-3L Notes	—
A-6AR Notes	—
B-3AR Notes	—
A-4L Notes	—
A-5L Notes	—
A-6L Notes	—
B-4AR Notes	—
A-7L Notes	—
A-8L Notes	—
A-9L Notes	—
A-10L Notes	—
A-11L Notes	—
$—

12.04 (b)       the amount of payments with respect to each series of Notes paid with respect to interest during the preceding month;

Class	Interest Paid
A-1AR Notes	$114,332
A-2AR Notes	322,321
A-3AR Notes	353,850
B-1AR Notes	99,851
A-1L Notes	18,284
A-4AR Notes	112,473
A-5AR Notes	210,933
B-2AR Notes	28,933
A-2L Notes	32,711
A-3L Notes	58,407
A-6AR Notes	440,806
B-3AR Notes	89,444
A-4L Notes	43,958
A-5L Notes	42,157
A-6L Notes	60,809
B-4AR Notes	114,489
A-7L Notes	—
A-8L Notes	—
A-9L Notes	—
A-10L Notes	—
A-11L Notes	—
$2,143,759

12.04 (c)       the amount of the payments allocable to any interest that was carried over together with the amount of any remaining outstanding interest that was carried over;

Interest Carryover	$—

12.04 (d)       the principal balance of Financed Student Loans as of the close of business on the last day of the preceding month;

Principal Balance of Financed Student Loans	$2,135,734,488

12.04 (e)       the aggregate outstanding principal amount of the Notes of each series as of the close of business on the last day of the preceding month, after giving effect to payments allocated to principal reported under paragraph (a) above;

Class	Balance
A-1AR Notes	$32,450,000
A-2AR Notes	45,600,000
A-3AR Notes	50,000,000
B-1AR Notes	14,000,000
A-1L Notes	69,767,000
A-4AR Notes	32,000,000
A-5AR Notes	60,000,000
B-2AR Notes	8,000,000
A-2L Notes	127,350,000
A-3L Notes	235,000,000
A-6AR Notes	100,000,000
B-3AR Notes	25,000,000
A-4L Notes	182,000,000
A-5L Notes	171,000,000
A-6L Notes	245,000,000
B-4AR Notes	32,000,000
A-7L Notes	90,000,000
A-8L Notes	372,000,000
A-9L Notes	143,000,000
A-10L Notes	234,000,000
A-11L Notes	303,600,000
$2,571,767,000

12.04 (f)        the interest rate for any series of variable rate Notes, indicating how such interest rate is calculated;

Class	Rate
A-1AR Notes	4.720%
A-2AR Notes	4.788%
A-3AR Notes	4.799%
B-1AR Notes	4.950%
A-1L Notes	4.900%
A-4AR Notes	4.690%
A-5AR Notes	4.640%
B-2AR Notes	4.729%
A-2L Notes	4.830%
A-3L Notes	4.880%
A-6AR Notes	4.750%
B-3AR Notes	4.850%
A-4L Notes	4.830%
A-5L Notes	4.920%
A-6L Notes	4.950%
B-4AR Notes	4.900%
A-7L Notes	4.684%
A-8L Notes	4.784%
A-9L Notes	4.814%
A-10L Notes	4.844%
A-11L Notes	4.884%

12.04 (g)       the amount of the servicing fees allocated to the Servicer as of the close of business on the last day of the preceding month;

Servicing fees	Fees paid
Master servicing fees	2,500
Sub-servicing fees	173,018

12.04 (h)       the amount of the Administration Fee, any auction agent fees, market agent fees, calculation agent fees, broker-dealer fees, if any, fees paid to the Delaware Trustee, the Indenture Trustee and the Eligible Lender Trustee, all allocated as of the close of business on the last day of the preceding month;

Program Expenses	Fees Paid
Administration fee	2,500
Auction agent fees	—
Market agent fees (not applicable)	—
Calculation agent fees (not applicable)	—
Broker-dealer fees	101,899
Fees paid to Delaware Trustee	—
Fees paid to Indenture Trustee/Eligible Lender Trustee	181,181

12.04 (i)        the amount of the Recoveries of Principal and interest received during the preceding month relating to Financed Student Loans;

Recoveries	$17,928,981	4,260,648	22,189,630

Of the total amount recovered above, $2,139,898.74 was in-transit as of 03-31-06, and was received in early April.

12.04 (j)        the amount of the payment attributable to amounts in the Reserve Fund, the amount of any other withdrawals from the Reserve Fund and the balance of the Reserve Fund as of the close of business on the last day of the preceding month;

	Balance	Withdrawals
Reserve Fund	$19,429,403	—

Acquisition Fund:

12.04 (k)      the portion, if any, of the payments attributable to amounts on deposit in the Acquisition Fund;

$1,981
Total	$1,981

12.04 (l)        the aggregate amount, if any, paid by the Indenture Trustee to acquire Student Loans from amounts on deposit in the Acquisition Fund during the preceding month;

$2,496,227

12.04 (m)      the amount remaining in the Acquisition Fund that has not been used to acquire Student Loans and is being transferred to the Revenue Fund;

$—

12.04 (n)       the aggregate amount, if any, paid for Financed Student Loans purchased from the Trust during the preceding month;

Loans Sold From the Trust	$—

12.04 (o)       the number and principal amount of Financed Student Loans, as of the close of business on the last day of the preceding month, that are (i) 0 to 30 days delinquent, (ii) 31 to 60 days delinquent, (iii) 61 to 90 days delinquent, (iv) 91 to 120 days delinquent, (v) greater than 120 days delinquent and (vi) for which claims have been filed with the appropriate Guarantee Agency and which are awaiting payment;

Delinquencies	Number	Principal
0 - 30 days *	650	$21,166,746
31 - 60 days	1,172	40,062,353
61 - 90 days	737	26,106,529
91 - 120 days	492	13,590,363
Over 120 days	643	20,663,764
Claims filed	30	1,021,800
	3,724	$122,611,555

* Two (2) subservicers do not provide information on delinquent loans that may fall in the 0 - 30 day catergory.

12.04 (p)       the Value of the Trust Estate and the Outstanding principal amount of the Notes as of the close of business on the last day of the preceding month; and

Value of the Trust Estate	Balance	Accrued Interest	Total
Revenue Fund (Including Capitalized Interest Account)	$50,600,606	$171,962	$50,772,568
Reserve Fund	19,429,403	82,469	19,511,872
Acquisition Fund	393,964,876	1,675,192	395,640,068
Redemption Fund	—	0	0
Student Loan Receivable	2,135,734,488	17,165,947	2,152,900,435
Total	$2,599,729,373	$19,095,570	$2,618,824,943

Class	Balance	Accrued Interest	Total
A-1AR Notes	$32,450,000	$42,546	$32,492,546
A-2AR Notes	45,600,000	18,194	45,618,194
A-3AR Notes	50,000,000	6,665	50,006,665
B-1AR Notes	14,000,000	5,775	14,005,775
A-1L Notes	69,767,000	29,905	69,796,905
A-4AR Notes	32,000,000	75,040	32,075,040
A-5AR Notes	60,000,000	193,333	60,193,333
B-2AR Notes	8,000,000	18,916	8,018,916
A-2L Notes	127,350,000	53,573	127,403,573
A-3L Notes	235,000,000	1,083,089	236,083,089
A-6AR Notes	100,000,000	26,389	100,026,389
B-3AR Notes	25,000,000	53,889	25,053,889
A-4L Notes	182,000,000	830,223	182,830,223
A-5L Notes	171,000,000	794,580	171,794,580
A-6L Notes	245,000,000	1,145,375	246,145,375
B-4AR Notes	32,000,000	43,556	32,043,556
A-7L Notes	90,000,000	843,185	90,843,185
A-8L Notes	372,000,000	3,559,564	375,559,564
A-9L Notes	143,000,000	1,376,907	144,376,907
A-10L Notes	234,000,000	2,267,160	236,267,160
A-11L Notes	303,600,000	2,965,783	306,565,783
	$2,571,767,000	$15,433,647	$2,587,200,647

12.04 (q)       the number and percentage by dollar amount of (i) rejected federal reimbursement claims for Financed Student Loans, (ii) Financed Student Loans in forbearance, and (iii) Financed Student Loans in deferment.

	Number	Principal	%
Rejected federal reimbursement claims	—	$—	0.00%
Financed Student Loans in forbearance	4,374	213,832,504	10.01%
Financed Student Loans in deferment	9,678	429,643,544	20.12%